UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

Cardiff Oncology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission File Number)	IRS Employer
of incorporation or organization)		Identification No.)

11055 Flintkote Avenue
San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	CRDF	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Conditions.

On February 29, 2024, Cardiff Oncology, Inc. (the “Company”) issued a press release announcing company highlights and financial results for the fourth quarter and full year ended December 31, 2023.

A copy of the earnings press release is furnished as Exhibit 99.1 to this Form 8-K. On February 29, 2024, members of the Company’s management will hold a fourth quarter 2023 earnings conference call to discuss the Company’s financial results and the presentation attached hereto as Exhibit 99.4 will accompany management’s comments.

Item 7.01    Regulation FD Disclosure

The information set forth in Item 2.02 above is hereby incorporated herein by reference.

On February 29, 2024, the Company issued a press release which provided a clinical update on the first release of data from its second-line RAS-mutated metastatic colorectal cancer (mCRC) ONSEMBLE trial. In addition, on February 29, 2024, the Company announced that the first patient was dosed in its randomized first-line Phase 2 trial, CRDF-004, for patients with RAS-mutated metastatic colorectal cancer. A copy of each press releases is furnished as Exhibits 99.2 and 99.3 to this Form 8-K, respectively.

The information in this report, including the press release and the earnings conference call presentation furnished as Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

99.1	Earnings Press Release of Cardiff Oncology, Inc. dated February 29, 2024.
99.2	Clinical Update Press Release of Cardiff Oncology, Inc. dated February 29, 2024.
99.3	First Patient Dosed Press Release of Cardiff Oncology, Inc. dated February 29, 2024.
99.4	Fourth Quarter 2023 earnings conference call presentation materials, dated February 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         February 29, 2024

CARDIFF ONCOLOGY, INC.

By:	/s/ Mark Erlander
Mark Erlander
Chief Executive Officer

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